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                                                                     EXHIBIT 24

                                  POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW UNDER THE HEADING "SIGNATURE" CONSTITUTES AND APPOINTS HARVEY GOLDMAN AND PERRY A. PAPPAS, OR EITHER OF THEM, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY OR ALL REGISTRATION STATEMENTS ON FORM S-8 WITH RESPECT TO ANY SECURITIES TO BE OFFERED AND ISSUED BY CONVERSION TECHNOLOGIES INTERNATIONAL, INC., A DELAWARE CORPORATION (THE "REGISTRANT"), PURSUANT TO ANY EMPLOYEE BENEFIT PLAN (AS SUCH TERM IS DEFINED IN THE GENERAL iNSTRUCTIONS TO FORM S-8) OF THE REGISTRANT AND ANY OR ALL AMENDMENTS TO ANY SUCH REGISTRATION STATEMENT, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, EACH ACTING ALONE, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY FOR ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, EACH ACTING ALONE, OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

     THIS POWER OF ATTORNEY HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES STATED ON THE 31ST DAY OF AUGUST, 1996.

            SIGNATURES                           TITLE
           -----------                           -----

/s/ Harvey Goldman                     Chairman of the Board, President,
--------------------------             Chief Executive Officer and Director
Harvey Goldman                         (principal executive officer)


/s/ David L. Sanders                    Chief Accounting Officer (principal
----------------------------            financial and accounting officer)
David L. Sanders


/s/ Eckardt C. Beck                     Director
-----------------------------
Eckardt C. Beck


/s/ Norman L. Christensen. Jr.          Director
------------------------------
Norman L. Christensen, Jr.


/s/ Peter H. Gardner                    Director
-------------------------------
Peter H. Gardner


/s/ Alexander P. Haig                   Director
--------------------------------
Alexander P. Haig


/s/ Scott A. Katzmann                  Director
---------------------------------
Scott A. Katzmann


/s/ Donald R. Kendall, Jr.              Director
---------------------------------
Donald R. Kendall, Jr.


                                        Director
----------------------------------
Irwin M. Rosenthal